                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (earliest event reported):                    December 17, 1998


                          RAMAPO FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

     NEW JERSEY                      0-7806                  22-1946561
  (State or other                 (Commission               (IRS Employer
  jurisdiction of                   File No.)               Identification
   incorporation)                                               No.)



64 MOUNTAIN VIEW BOULEVARD, WAYNE, NEW JERSEY           07470
  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  973-696-6100


                                      NONE
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 17, 1998 the Corporation signed a definitive merger agreement with Valley National Bancorp ("Valley") (NYSE: VLY), which like the Corporation is based in Wayne, NJ 07470. The Corporation will be merged into Valley, which will be the survivor of the merger. The merger will be a tax-free merger accounted for as a pooling of interests in which each of the 8,081,199 outstanding shares of the Corporation's common stock will be exchanged for 0.425 shares of Valley common stock.

         Shares of the Corporation's common stock issued prior to the effective date of the merger pursuant to the exercise of outstanding stock options will also be exchanged for Valley Common stock at the same ratio. Outstanding options to purchase the Corporation's common stock which are unexercised at the effective date of the merger will be exchanged for options to purchase Valley common stock.

         In connection with the execution of the merger agreement, the Corporation also granted Valley an option to acquire 1,608,159 shares of the Corporation's authorized but unissued common stock at an exercise price of $7.50 per share.

         The acquisition is conditioned upon the receipt of necessary bank regulatory approvals, the approval of the Corporation's shareholders and other customary conditions. The parties anticipate that the merger will be consummated in the second quarter of 1999.

         Richard S. Miller, a director of the Corporation, will join Valley's Board of Directors following the merger.

         Under the plan of merger, The Ramapo Bank will be merged into Valley National Bank, Valley's principal subsidiary, which currently has $5.3 billion in assets and operates 105 branches in 10 counties serving 70 communities throughout Northern New Jersey.

Item 7.  Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are being filed with this Report and copies are attached hereto:

                  2.1 Agreement and Plan of Merger dated December 17, 1998 among Valley National Bancorp, Valley National Bank, Ramapo Financial Corporation and The Ramapo Bank, with attached Certificate of Directors of Ramapo Financial Corporation and The Ramapo Bank. The following Exhibits and Schedules are omitted:

                           Exhibit A - Agreement to Merge Between Valley National Bank and The Ramapo Bank Under the Charter of Valley National Bank, Under the Title of Valley National Bank, with attached Schedule 1 (Articles of Association of Valley National Bank)

                           Exhibit 5.18 - Form of Ramapo Affiliate Letter

                           Exhibit 5.18.1 - Form of Valley Affiliate Letter

                           Schedule 6.2 - Form of Opinion of Counsel to Ramapo to be delivered to Valley at the Effective Time.

                           Schedule 6.3 - Form of Opinion of Counsel to Valley to be delivered to Ramapo at the Effective Time.

                           Valley Disclosure Schedule

                  2.2 Stock Option Agreement dated December 17, 1998 between Valley National Bancorp and Ramapo Financial Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RAMAPO FINANCIAL CORPORATION
                                           (Registrant)

Date     December 22, 1998            /s/  Mortimer J. O'Shea
                                           (Signature)

                                        MORTIMER J. O'SHEA
                                        PRESIDENT AND CEO

                                  EXHIBIT INDEX

Exhibit No.                          Title

  2.1 Agreement and Plan of Merger dated December 17, 1998 among Valley National Bancorp, Valley National Bank, Ramapo Financial Corporation and The Ramapo Bank (Exhibits and Schedules omitted)

  2.2 Stock Option Agreement dated December 17, 1998 between Valley National Bancorp and Ramapo Financial Corporation